CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
  EnerTeck Corporation.
  Stafford, Texas

We  hereby  consent  to  the  incorporation  by  reference  in  this  Form  SB-2
Registration Statement of our report dated March 10, 2003 relating to the financial statements of EnerTeck Chemical Corp. for the years ended December 31, 2002 and 2001 appearing herein.

September 15, 2003

/s/Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas